UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 15, 1994


                   Sears Credit Account Master Trust I
              (Exact name of registrant as specified in charter)


Illinois                33-41484-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)


Registrant's Telephone Number, including area code: (302) 888-3176


Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On November 15, 1994, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.


Item 7.     Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of November 15, 1994 and reflecting the performance of the Trust during the Due Period ended in October 1994, which accompanied the distribution on November 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust I
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)


Date: November 15, 1994       By:   /S/PERRY N. WEINE
                                    Perry N. Weine
                                    Vice President, Administration

                                 EXHIBIT INDEX




Exhibit No.


      21.   Monthly Investor Certificateholders' Statement -
            (November 15, 1994).

                                                 Exhibit 21

Sears  Credit  Account  Master  Trust  I

Group  1  Monthly  Certificateholders'  Statement

Distribution Date:  November 15, 1994    Due Period Ending: October, 1994


Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of November 18,1992 by and among Sears Roebuck and Co., Sears Receivables Financing Group, Inc. and Bank of America Illinois as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and Distribution Date listed above is set forth below:


A.Payments to Group 1 Investors this Due Period (per $1,000 of Original
  Invested Principal)
 Group 1                 Total        Interest              Principal

 Series   0           $4.916666670   $4.916666670        $0.000000000


B.Trust Performance

  1. Principal Receivables at the end of the Due Period

     (a) Total Master Trust

   Investor Interest                                  $1,000,000,000.00
   Seller Interest                                       334,475,185.41
                                                            -----------
   TOTAL  MASTER  TRUST                               $1,334,475,185.41

     (b) Investor Interest by Groups

   Group    1                                         $1,000,000,000.00
                                                            -----------
   TOTAL  INVESTOR  INTEREST  BY  GROUPS              $1,000,000,000.00

     (c) Group 1 Investor Interest

   Series   1                                         $1,000,000,000.00
                                                            -----------
   TOTAL  GROUP  1  INVESTOR  INTEREST                $1,000,000,000.00


  2. Invested Amounts

     (a) Invested Amount by Groups

   Group    1                                         $1,000,000,000.00
                                                            -----------
   TOTAL  INVESTED  AMOUNT  BY  GROUPS                $1,000,000,000.00

     (b) Group 1 Invested Amount

   Series   1                                         $1,000,000,000.00
                                                            -----------
   TOTAL  GROUP  1  INVESTED  AMOUNT                  $1,000,000,000.00


  3. Allocation of Receivables Collected During the Due Period

                                          Finance Charge       Principal
    (a) Allocation of Collections by Group   Collections      Collections

       Group    1                        $21,332,584.79      $71,835,059.60
                                            -----------         -----------
       TOTAL  ALLOCATION  BY  GROUPS     $21,332,584.79      $71,835,059.60


     (b) Group 1 Allocations by Series to Investor and Seller

      Investor Allocation
            Series 1                    $15,808,233.33      $53,232,432.68
                                           -----------         -----------
                                        $15,808,233.33      $53,232,432.68

      Seller Allocation                  $5,524,351.46      $18,602,626.92
                                           -----------         -----------
      TOTAL GROUP 1 ALLOCATIONS         $21,332,584.79      $71,835,059.60


  4. Information Concerning the Series Principal Funding Account  ("SPFA")

                             Deposits into
                             the SPFA This
         Group 1              Due Period   Total Deposits   Investment Income

         Series   1               N/A            N/A               N/A
                               -----------    -----------         -----------
         TOTAL  GROUP  1             $0.00          $0.00               $0.00

         * No Series has a Deficit Accumulation Amount.


  5. Information Concerning the Series Interest Funding Account  ("SIFA")

                                            Deposits into
                                              the SIFA
         Group 1                           This Due Period    Total Deposits

         Series   1                              NA                N/A
                                              -----------         -----------
         TOTAL  GROUP  1                            $0.00               $0.00


  6. Information Concerning Amount of Controlled Amortization Payments

                                                                  Total
                                             Amount Paid     Payments Through
         Group 1                           This Due Period    This Due Period

         Series   1                                 $0.00               $0.00
                                              -----------         -----------
         TOTAL  GROUP  1                            $0.00               $0.00


  7. Pool Factors

         Group 1                           This Due Period

         Series   1                                   1.0
                                              -----------
         TOTAL  GROUP  1                              1.0


  8. Investor Charged-Off Amount
                                                                Cumulative
                                                            Investor Charge-
                                           This Due Period      Off Amount
         Group 1

         Series   1                         $3,995,726.80       $3,995,726.80
                                              -----------         -----------
         TOTAL  GROUP  1                    $3,995,726.80       $3,995,726.80


  9. Investor Losses This Due Period
                                                              per $1,000 of
                                                            Original Invested
         Group 1                                Total           Principal

         Series   1                                 $0.00               $0.00
                                              -----------         -----------
         TOTAL  GROUP  1                            $0.00               $0.00


  10.Reimbursement of Investor Losses This Due Period

       - not applicable since no Series experienced an Investor Loss.


  11.Aggregate Amount of Unreimbursed Investor Losses

       - not applicable since no Series experienced an Investor Loss.


  12.Investor Monthly Servicing Fee Payable this Due Period

         Group 1

         Series   1                                             $1,666,666.67
                                                                  -----------
         TOTAL  GROUP  1                                        $1,666,666.67


  13.Available Subordinated Amount at the end of the Due Period
                                                                   as a
                                                                percentage of
         Group 1                                Total         Invested Amount

         Series   1                        $85,000,000.00                8.50%


  14.Investor Excess Spread Analysis

                                                  $                     % (1)
                                              -----------         -----------
  Allocated Yield (2)                      $15,808,233.33               18.97%

  Less:
    Certificate Interest (3)                $4,916,666.67                5.90%
    Servicing Fees (4)                      $1,666,666.67                2.00%
    Allocated Charge-Offs (5)               $3,995,726.80                4.79%
                                              -----------         -----------
  Subtotal                                 $10,579,060.14               12.69%

  Excess Spread                             $5,229,173.19                6.28%

     (1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
     (2)    See Section B3(b) above
     (3)    See Section A above
     (4)    See Section B12 above
     (5)    See Section B8 above

  Note: Payment rate (aggregate collections/beg. receivables
        balance) for the related Due Period:                             6.80%

                                           BANK OF AMERICA ILLINOIS,
                                           as Trustee


                                           By:_____________________________